UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: February 19, 2008
Date of earliest event reported: February 19, 2008
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15395	52-2187059

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 WEST 42ND STREET NEW YORK, NY		10036

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 827-8000
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
On February 19, 2008, the Registrant announced via a press release its preliminary results of operations for its quarter and fiscal year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 hereto. The information in this Item 2.02 of this Current Report on Form 8-K is also being furnished under Item 7.01 of this Current Report. Such information, including the attached exhibit, is furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in any such filing. The furnishing of the information in this Current Report shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this Current Report and the attached exhibit contains material information that is not otherwise publicly available.
For additional information, including risks about Registrant’s business, see Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, including disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed subsequent thereto, and in particular the disclosure under the caption “Risk Factors” in the Registrant’s most recent Quarterly Report on Form 10-Q, all of which are filed with the Securities and Exchange Commission (the “Commission”) and are available on the Commission’s website at www.sec.gov.
ITEM 7.01 Regulation FD Disclosure
The text in Item 2.02 above is incorporated by reference into this Item 7.01.
ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Press release dated February 19, 2008 by the Registrant, reporting its preliminary results of operations for the quarter and fiscal year ended December 31, 2007 (furnished and not filed herewith as described in Item 2.02 and Item 7.01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC. (Registrant)

Date: February 19, 2008	By:	/s/ Howard Hochhauser
Howard Hochhauser
Chief Financial Officer

INDEX OF EXHIBITS

(d)	Exhibit	Description
	99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated February 19, 2008.